                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             THOMASTON MILLS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

            P.O. Box 311, 115 E. Main Street Thomaston, GA  30286
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

THOMASTON MILLS, INC.
                                                    [THOMASTON MILLS, INC. LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 2, 1997

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Thomaston Mills, Inc. (the "Company") will be held in the Employee Relations Office of the Company, 207 East Gordon Street, Thomaston, Georgia 30286 on October 2,1997 at 11:00 A.M., Eastern Daylight Saving Time, for the following purposes:

          (1) To elect a Board of eleven Directors;

          (2) To approve the Thomaston Mills, Inc. 1997 Stock Option Plan;

          (3) To approve the selection of Ernst & Young LLP, certified public accountants, as independent auditors for the Company for the fiscal year 1998; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this notice.

     The stock transfer books of the Company will not be closed. Only shareholders of record of Class B Common Stock at the close of business on August 21, 1997 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          NEIL H. HIGHTOWER
                                          President and Chief
                                          Executive Officer

Dated: August 27, 1997

SHAREHOLDERS ARE URGED TO FILL IN AND EXECUTE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR ATTENDANCE AT THE MEETING IS URGED. IF YOU ATTEND THE MEETING AND DECIDE YOU WANT TO VOTE IN PERSON YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY.

                             THOMASTON MILLS, INC.
                         ------------------------------
                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 2, 1997

     This statement is furnished in connection with the solicitation by the Board of Directors of Thomaston Mills, Inc. (the "Company") of proxies to be used at the Annual Meeting of Shareholders to be held in the Employee Relations Office of the Company, 207 East Gordon Street, Thomaston, Georgia 30286 on October 2, 1997 at 11:00 A.M., Eastern Daylight Saving Time. A form of proxy is enclosed herewith. Any shareholder who executes and delivers a proxy may revoke it at any time before it is voted by (i) giving written notice to the Secretary of the Company, 115 E. Main Street, P.O. Box 311, Thomaston, Georgia 30286; (ii) delivering a duly executed proxy bearing a later date to the Secretary of the Company at said address; or (iii) appearing at the meeting and voting in person.

     As of the date hereof, the only business that management intends to present or knows that others will present at the annual meeting is the election of eleven directors; a proposal to approve the 1997 stock option plan; and a proposal to approve the selection of Ernst & Young LLP, certified public accountants, as independent auditors of the Company for the fiscal year ending June 27, 1998.

     All shares of the Company's Class B Common Stock represented by effective proxies will be voted as specified in connection with each of the matters to be voted upon at the Annual Meeting. Unless otherwise specified, proxies will be voted in favor of the slate of eleven nominees for director; in favor of the 1997 stock option plan; and in favor of the selection of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 27, 1998.

     The cost of soliciting proxies will be borne by the Company. Officers, directors and employees of the Company may solicit proxies by telephone, telegram or personal interview. Only holders of issued and outstanding shares of Class B Common Stock of the Company of record at the close of business on August 21, 1997 are entitled to notice of, and to vote at, the meeting. Each shareholder is entitled to one vote per share of Class B Common Stock held on such record date. At the close of business on August 21, 1997, there were 1,630,366 shares of Class B Common Stock issued, outstanding and entitled to be voted, and 4,909,630 shares of Class A Common Stock issued and outstanding, which have no voting rights other than those provided by law. Unless the context indicates otherwise, all amounts set forth herein have been adjusted to reflect all stock dividends previously distributed.

     The Company's officers and directors, and certain of their affiliates, own in the aggregate a sufficient number of shares of the Company's Class B Common Stock to approve each of the matters to be presented at the Annual Meeting of Shareholders (see "Principal Holders of Class A and Class B Common Stock") and it is anticipated that such persons will vote their shares in favor of each of the proposals.

     It is anticipated that this proxy statement and the accompanying form of proxy will be mailed to shareholders on or about August 27, 1997.

             PRINCIPAL HOLDERS OF CLASS A AND CLASS B COMMON STOCK

     The following table sets forth certain information with respect to the beneficial ownership of the Company's Class A Common Stock and Class B Common Stock as of August 27, 1997 by (i) each director of the Company, (ii) each executive officer of the Company named in the Summary Compensation Table on page 8, (iii) all directors and executive officers of the Company as a group and (iv) each person known by the Company to own beneficially more than 5% of the outstanding Class A Common Stock or Class B Common Stock. The numbers and percentages set forth below include shares which are not presently outstanding, but which are subject to presently exercisable options and thus may be deemed outstanding by virtue of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934. Pursuant to Rule 13d-3(d)(1), shares subject to presently exercisable options held by each director and executive officer are deemed outstanding for purposes of calculating the percentage of total outstanding shares held by such person or by the group, but are not deemed to be outstanding for purposes of calculating the percentage of total outstanding shares held by any other individual.

                                                        CLASS A COMMON STOCK         CLASS B COMMON STOCK
                                                     --------------------------   --------------------------
                                                        SHARES        PERCENT        SHARES        PERCENT
                      NAME OF                        BENEFICIALLY    OF CLASS     BENEFICIALLY    OF CLASS
                 BENEFICIAL OWNER                       OWNED       OUTSTANDING      OWNED       OUTSTANDING
                 ----------------                    ------------   -----------   ------------   -----------
Thomas D. Adams, Jr.(1)............................      44,168         0.85         116,610         6.64
C. Ronald Barfield(2)..............................      28,494         0.55          13,952         0.79
John R. Carson(3)(11)..............................      15,514            *           2,110            *
Archie H. Davis....................................         900            *             100            *
J. Stewart Davis(3)(4).............................      93,367         1.89         264,781        15.83
George H. Hightower(3)(5)..........................     333,132         6.45         128,667         7.32
George H. Hightower, Jr.(3)(6).....................     173,908         3.51         232,276        13.89
Neil H. Hightower(3)(7)............................     406,779         8.22         292,171        17.47
William H. Hightower, Jr.(3)(8)....................     359,142         6.95          96,192         5.48
Rosser R. Raines(3)(9).............................      13,200            *           2,276            *
Dr. Jerry M. Williamson............................       1,100            *             200            *
Dom H. Wyant.......................................         600            *             200            *
All directors and executive officers as a group
  (21 persons)(1)..................................   1,186,774        22.96       1,081,893        61.58
Mount Vernon Mills, Inc.(12).......................     758,234        15.44         157,718         9.67
Quest Advisory Corporation and Quest Management
  Company(13)......................................     492,100        10.02               0            *

---------------

* Less than 1/2 of 1% of class

 (1) Mr. Adams' business address is 614 N. Church Street, Thomaston, Georgia 30286. Includes 44,168 shares of Class A Common Stock and 30,990 shares of Class B Common Stock owned of record by Mr. Adams. He is an income beneficiary of a trust holding 190,188 shares of Class A Common Stock and 90,198 shares of Class B Common Stock. Mr. Adams holds voting rights from family members for 85,620 shares of Class B Common Stock.

 (2) Includes 660 shares of Class A Common Stock and 320 shares of Class B Common Stock owned of record by Mr. Barfield and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned by Upson County Hospital Trust Fund, a charitable trust (the "Upson Trust"). Mr. Barfield serves as a trustee of the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Barfield disclaims beneficial ownership with respect to shares owned by the Upson Trust.

 (3) The business address of this beneficial shareholder is c/o Thomaston Mills, Inc., 115 East Main Street, P.O. Box 311, Thomaston, Georgia 30286.

 (4) Includes 53,167 shares of Class A Common Stock and 96,603 shares of Class B Common Stock owned of record by Mr. Davis. In addition, includes 126,338 shares of Class B Common Stock as to which Mr. Davis holds voting rights from family members for 126,338 shares of Class B Common Stock. Also includes 40,200 shares of Class A Common Stock and 41,840 shares of Class B Common Stock which Mr. Davis could acquire upon the exercise of options within 60 days of August 27, 1997.

 (5) Includes 74,250 shares of Class A Common Stock and 38,019 shares of Class B Common Stock owned of record by Mr. George H. Hightower; 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned by Community Enterprises, Inc., a charitable foundation (the "Community Foundation"); and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned by the Upson Trust. Mr. Hightower serves as a trustee of the Community Foundation and the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by the Community Foundation and the Upson Trust.

 (6) Includes 133,708 shares of Class A Common Stock and 190,436 shares of Class B Common Stock owned of record by Mr. George H. Hightower, Jr. Also includes 40,200 shares of Class A Common Stock and 41,840 shares of Class B Common Stock that Mr. Hightower could acquire upon the exercise of options within 60 days of August 27, 1997.

 (7) Includes 100,449 shares of Class A Common Stock and 159,083 shares of Class B Common Stock owned of record by Mr. Neil H. Hightower; 7,248 shares of Class A Common Stock and 600 shares of Class B Common Stock owned of record by Mr. Hightower's wife; 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned of record by the Community Foundation and 27,834 shares of Class A Common Stock and 13,632 shares of Class B Common Stock owned of record by the Upson Trust. Mr. Hightower serves as a trustee of the Community Foundation and the Upson Trust, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by his wife, the Community Foundation and the Upson Trust. Also includes 40,200 shares of Class A Common Stock and 41,840 shares of Class B Common Stock that Mr. Hightower could acquire upon the exercise of options within 60 days of August 27, 1997.

 (8) Includes 128,094 shares of Class A Common Stock and 19,176 shares of Class B Common Stock owned of record by Mr. William H. Hightower, Jr. and 231,048 shares of Class A Common Stock and 77,016 shares of Class B Common Stock owned of record by the Community Foundation. Mr. Hightower serves as a trustee of the Community Foundation, the shares of which are voted in accordance with the wishes of the majority of the trustees. Mr. Hightower disclaims beneficial ownership with respect to shares owned by the Community Foundation.

 (9) Includes 2,276 shares of Class B Common Stock owned of record by Mr. Rosser
     R. Raines. Also includes 13,200 shares of Class A Common Stock which Mr. Raines could acquire upon the exercise of options within 60 days of August 27, 1997.

(10) Includes 138,600 shares of Class A Common Stock and 1,000 shares of Class B Common Stock that officers, other than Mr. Neil Hightower, Mr. Stewart Davis and Mr. George Hightower, Jr. could acquire upon the exercise of options within 60 days of August 27, 1997, in addition to the shares listed above as beneficially owned by Mr. Neil H. Hightower, Mr. H. Stewart Davis and Mr. George H. Hightower, Jr.

(11) Includes 5,914 shares of Class A Common Stock and 2,110 shares of Class B Common Stock owned of record by Mr. John R. Carson. Also includes 9,600 shares of Class A Common Stock which Mr. Carson could acquire upon the exercise of options within 60 days of August 27, 1997.

(12) The business address of this beneficial shareholder is 1 Insignia Financial Plaza, Suite 700, Greenville, South Carolina 29601. Includes 435,839 shares of Class A Common Stock and 151,656 shares of Class B Common Stock owned of record by Mount Vernon Mills, Inc., which has sole voting and investment power with respect to such shares, 49,000 shares of Class A Common Stock owned of record by Pamplin Foundation, 172,350 shares of Class A Common Stock and 6,062 shares of Class B Common Stock owned of record by Robert B. Pamplin, and 101,045 shares of Class A Common Stock owned of record by Christ Community Church for which Robert Pamplin, Jr. has sole voting and investment power. R. B. Pamplin Corporation, a private family-owned corporation of which Mr. Robert B. Pamplin is chairman, owns Mount Vernon Mills, Inc., a textile company based in Greenville, South Carolina.

(13) The business address of this beneficial shareholder is 1414 Avenue of the Americas, New York, New York, 10019. Based solely on a Schedule 13G filed with the Commission as of February 4, 1997, on behalf of Quest Advisory Corporation, Quest Management Company and Charles M. Royce, these reporting persons have sole voting and investment power with respect to 492,100 shares of Class A Common Stock.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Commission and to provide copies of such reports to the Company. Based solely on the Company's review of the copies of such reports provided to the Company or written representations from certain reporting persons that no annual reports were required for such persons, these filing requirements were satisfied for the year ended June 28, 1997. The Company has no knowledge of any reports filed under Section 16 on behalf of Mount Vernon Mills, Inc. or any affiliates thereof during the most recent fiscal year.

                      ELECTION OF DIRECTORS (PROXY ITEM 1)

     Proxies in the accompanying form will be voted as indicated for the election of the eleven nominees for director listed below to serve for one year or until their successors are elected and shall have qualified. In the event that any such nominee is unable to serve, an event which is not anticipated, such proxies will be voted for the remaining nominees and for such other person or persons, if any, as the present Board of Directors may designate.

                                                               COMMON STOCK OWNED BENEFICIALLY
                                                    -----------------------------------------------------
                                         YEAR          CLASS A NON-VOTING            CLASS B VOTING
                                        FIRST             COMMON STOCK                COMMON STOCK
                                       ELECTED      ------------------------    -------------------------
PROPOSED DIRECTORS, 5 YEAR            A DIRECTOR
EMPLOYMENT HISTORIES AND                OF THE       NUMBER         PERCENT      NUMBER          PERCENT
CERTAIN OTHER DIRECTORSHIPS    AGE     COMPANY      OF SHARES       OF CLASS    OF SHARES        OF CLASS
---------------------------    ---    ----------    ---------       --------    ---------        --------
Thomas D. Adams, Jr.           53        1976         44,168(1)       0.85       116,610(1)        6.64
President, Adams Realty
Company,
Thomaston, Georgia

                                                               COMMON STOCK OWNED BENEFICIALLY
                                                    -----------------------------------------------------
                                         YEAR          CLASS A NON-VOTING            CLASS B VOTING
                                        FIRST             COMMON STOCK                COMMON STOCK
                                       ELECTED      ------------------------    -------------------------
PROPOSED DIRECTORS, 5 YEAR            A DIRECTOR
EMPLOYMENT HISTORIES AND                OF THE       NUMBER         PERCENT      NUMBER          PERCENT
CERTAIN OTHER DIRECTORSHIPS    AGE     COMPANY      OF SHARES       OF CLASS    OF SHARES        OF CLASS
---------------------------    ---    ----------    ---------       --------    ---------        --------
C. Ronald Barfield             60        1989         28,494(1)       0.55        13,952(1)        0.79
Partner, Adams, Barfield,
Dunaway & Hankinson
Thomaston, Georgia

Archie H. Davis                55        1993            900             *           100              *
President, CEO and Director
The Savannah Bank, N.A.,
Savannah, Georgia
Formerly Senior Vice
President
of Interstate/Johnson Lane,
also serves as a Director of
the Savannah Bancorp,
Savannah, Georgia and
Savannah Electric and
Power Co., Inc., a
division of the Southern Co.

H. Stewart Davis               54        1981         93,367(1)(2)    1.89       264,781(1)(2)    15.83
Executive Vice President of
the Company, Thomaston,
Georgia

George H. Hightower            81        1945        333,132(1)(2)    6.45       128,667(1)(2)     7.32
Retired; formerly Chairman of
the Board of the Company,
Thomaston, Georgia

George H. Hightower, Jr.       48        1981        173,908(1)(2)    3.51       232,276(1)(2)    13.89
Executive Vice President of
the Company, Thomaston,
Georgia also serves as a
Director of Thomaston Federal
Savings and Loan Association,
Thomaston, Georgia

Neil H. Hightower              56        1980        406,779(1)(2)    8.22       292,171(1)(2)    17.47
President and CEO of the
Company,
Thomaston, Georgia

William H. Hightower, Jr.      85        1939        359,142(1)(2)    6.95        96,192(1)(2)     5.48
Retired, formerly Chairman of
the Board of the Company,
Thomaston, Georgia

Rosser R. Raines               59        1993         13,200(1)          *         2,276(1)           *
Treasurer of the Company
Thomaston, Georgia

                                                               COMMON STOCK OWNED BENEFICIALLY
                                                    -----------------------------------------------------
                                         YEAR          CLASS A NON-VOTING            CLASS B VOTING
                                        FIRST             COMMON STOCK                COMMON STOCK
                                       ELECTED      ------------------------    -------------------------
PROPOSED DIRECTORS, 5 YEAR            A DIRECTOR
EMPLOYMENT HISTORIES AND                OF THE       NUMBER         PERCENT      NUMBER          PERCENT
CERTAIN OTHER DIRECTORSHIPS    AGE     COMPANY      OF SHARES       OF CLASS    OF SHARES        OF CLASS
---------------------------    ---    ----------    ---------       --------    ---------        --------
Dr. Jerry M. Williamson        61        1981          1,100             *           200              *
President, Gordon College,
University System of Georgia,
Barnesville, Georgia

Dom H. Wyant                   70        1983            600             *           200              *
Of Counsel, Formerly Partner
Jones, Day, Reavis & Pogue
Atlanta, Georgia;
also serves as a Director of
Atlantic American Corporation

---------------

  * Less than 1/2 of 1% of class.

(1) See footnotes to "Principal Holders of Class A and Class B Common Stock," on Pages 2 through 4 for detailed listing of shares beneficially owned.

(2) The family relationships existing among certain of the nominees are as follows: William H. Hightower, Jr. and George H. Hightower are brothers. Neil H. Hightower is the son of William H. Hightower, Jr.; George H. Hightower, Jr. is the son of George H. Hightower; H. Stewart Davis is the nephew of William H. Hightower, Jr. and George H. Hightower.

                       DIRECTORS COMMITTEES AND MEETINGS

     The Board of Directors held six meetings during fiscal 1997. The following table sets forth information regarding certain Committees of the Board of
Directors:

                                                                  COMMITTEE          NUMBER OF
                 DESCRIPTION OF COMMITTEE                          MEMBERS         MEETINGS HELD
                 ------------------------                         ---------        -------------
Executive -- purpose of which is to act on behalf of Board   G. H. Hightower            11
  during the intervals between formal meetings of the full   N. H. Hightower
  Board, in accordance with the policies of the Company      W. H. Hightower, Jr.
  and its Articles of Incorporation and Bylaws.

Audit -- purpose of which is to recommend the selection of   T. D. Adams, Jr.            2
  an independent public accounting firm to audit the books   C. R. Barfield
  and records of the Company; consult with both the          A. H. Davis
  independent and internal accountants concerning the        J. M. Williamson
  scope of their work and review with them their findings;   D. H. Wyant
  and to monitor the internal controls of the Company.

Stock Option -- purpose of which is to administer the        T. D. Adams, Jr.            1
  stock option plans of the Company.                         C. R. Barfield
                                                             A. H. Davis
                                                             J. M. Williamson
                                                             D. H. Wyant

     During fiscal 1997, the Board of Directors and its committees held a total of 19 meetings. Overall attendance at Board and Committee meetings was over 99%.

     The standard arrangement for Directors fees is as follows:

Annual Directors Retainer Fee...............................  $8,000
Directors Fee Per Meeting...................................     600
Monthly Executive Committee Fee.............................     300
Audit Committee Per Meeting.................................     600

                             EXECUTIVE COMPENSATION

     The following table sets forth information regarding the compensation paid by the Company for services in all capacities to the Company's Chief Executive Officer and four most highly compensated other executive officers.

                           SUMMARY COMPENSATION TABLE

                                                                LONG TERM COMPENSATION
                                FISCAL    ANNUAL COMPENSATION   SECURITIES UNDERLYING        ALL OTHER
 NAME AND PRINCIPAL POSITION     YEAR           SALARY                OPTIONS(#)          COMPENSATION(4)
 ---------------------------    ------    -------------------   ----------------------    ---------------
Neil H. Hightower                1997          $301,455                    -0-                $15,200
  President, CEO                 1996           292,750                 22,000(1)              15,200
  and Director                   1995           282,758                 80,000(2)              13,200
H. Steward Davis                 1997           273,035                    -0-                 11,600
  Executive Vice-President       1996           265,000                 22,000(1)              11,600
  and Director                   1995           255,933                 80,000(2)               9,600
George H. Hightower, Jr.         1997           273,035                    -0-                 11,600
  Executive Vice-President       1996           265,000                 22,000(1)              11,600
  and Director                   1995           255,933                 80,000(2)               9,600
John Carson                      1997           177,625                    -0-                    -0-
  Vice President                 1996           172,500                  8,000(3)                 -0-
                                 1995           169,699                  8,000(3)                 -0-
Rosser R. Raines                 1997           140,091                    -0-                 11,600
  Treasurer                      1996           137,015                  8,000(3)              11,000
  and Director                   1995           139,115                  8,000(3)               9,600

---------------

(1) Consists of 11,000 shares of Class A Common Stock and 11,000 shares of Class B Common Stock.
(2) Consists of 40,000 shares of Class A Common Stock and 40,000 shares of Class B Common Stock.
(3) Class A Common Stock.
(4) Amounts shown are for services as Directors, paid in accordance with the fee schedule on Page 7.

     The table below sets forth information as of June 28, 1997 with respect to exercised and unexercised stock options by the executive officers of the Company named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR END OPTION VALUES

                                                             NUMBER OF UNEXERCISED         VALUE OF UNEXERCISED
                                                                    OPTIONS                IN-THE-MONEY OPTIONS
                                SHARES                       AT FISCAL YEAR END(#)        AT FISCAL YEAR END*($)
                              ACQUIRED ON      VALUE      ---------------------------   ---------------------------
            NAME              EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
            ----              -----------   -----------   -----------   -------------   -----------   -------------
Neil H. Hightower
  Class A                          0             0          40,200            0            1,800            0
  Class B                          0             0          41,840            0                0            0
H. Stewart Davis
  Class A                          0             0          40,200            0            1,800            0
  Class B                          0             0          41,840            0                0            0
George H. Hightower, Jr.
  Class A                          0             0          40,200            0            1,800            0
  Class B                          0             0          41,840            0                0            0
John R. Carson
  Class A                          0             0           9,600            0            1,800            0
  Class B                          0             0              --           --               --           --
Rosser R. Raines
  Class A                          0             0          13,200            0            2,250            0
  Class B                          0             0              --           --               --           --

---------------

* Based on the closing price reported on NASDAQ at fiscal year end less the exercise price.

                               PENSION PLAN TABLE

                                  YEARS OF SERVICE
                  -------------------------------------------------
REMUNERATION(1)     15       20       25        30      35 AND OVER
---------------   ------   ------   -------   -------   -----------
     75,000       10,520   14,027    17,533    21,040      24,546
    100,000       14,832   19,777    24,721    29,665      34,609
    125,000       19,145   25,527    31,908    38,290      44,671
    150,000       23,457   31,277    39,096    46,915      54,734
    175,000       27,770   37,027    46,283    55,540      64,796
    200,000       32,082   42,777    53,471    64,165      74,859
    225,000       36,395   48,527    60,658    72,790      84,921
    250,000       40,707   54,277    67,846    81,415      94,984
    275,000       45,020   60,027    75,033    90,040     105,046
    300,000       49,332   65,777    82,221    98,665     115,109
    400,000       66,582   88,777   110,971   113,165     155,359

---------------

(1) Five-Year Average Annual Compensation

     The table above sets forth the estimated annual benefit payable upon retirement at normal retirement age 65 and under (i) the Company's noncontributory retirement plan covering salaried employees (the "Retire-ment Plan") and (ii) with respect to four executive officers whose benefits under the Retirement Plan are subject to certain restrictions which apply to tax-qualified plans, Executive Compensation Continuation Agreements (the "Supplemental Agreements") entered into between the Company and such executives. The estimated annual benefits payable set forth above are based on the indicated assumptions as to average annual compensation and years of service as a plan member, and the maximum Covered Compensation amount applicable in 1997 of $29,304. The Retirement Plan provides a retirement benefit at normal retirement for full career employees (35 years of service) of 40.25% of earnings in excess of Covered Compensation and 21.00% of earnings under Covered Compensation. Covered Compensation is the average of the Social Security Wage Bases for the 35 years ending in the year of attainment of the Social Security Retirement Age. Annual employer's contributions fund to the Retirement Plan are determined by actuarial computations to fund the Retirement Plan. Amounts contributed are not allocated to individual participants. The term compensation is defined in the Retirement Plan as all salaries paid. The credited years of service under the Retirement Plan for the officers named in the foregoing compensation table as of August 27, 1997, were: Mr. Neil H. Hightower (age 56)-32 years; Mr. H. Stewart Davis (age 54)-33 years; Mr. George H. Hightower, Jr. (age 48)-23 years; Mr. John R. Carson (age 62)-36 years; Mr. Rosser R. Raines (age 59)-35 years.

     The Supplemental Agreements obligate the Company to provide pension and/or death benefits to certain executives that will supplement those benefits paid under the Retirement Plan, and will be equal to the difference between the benefit which the executive or his beneficiary would receive from the Retirement Plan in the absence of federally-imposed limitations on the amount of compensation which may be considered for purposes of the Retirement Plan and on the maximum amount of benefits payable from tax-qualified plans, and the amount which the executive or beneficiary in fact receives from the Retirement Plan. For purposes of these agreements, the definition of compensation does not include any gain which might result from exercise of any stock options granted to the executive by the Company. This benefit is unfunded and may be forfeited by the executive in certain circumstances.

              JOINT EXECUTIVE COMMITTEE AND STOCK OPTION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

     The Executive Committee recommends compensation for each of the Company's executive officers to the Board of Directors. While the profitability of the Company is generally considered with respect to executive compensation, no specific thresholds or formulas are used. Factors considered by the Executive Committee are typically subjective, including any planned changes in functional responsibilities and the Executive Committee's perception of the individual's performance. The compensation of the Chief Executive Officer is determined in the same manner as the compensation of other executive officers.

     The Company has granted stock options to its executive officers in the past to strengthen the mutuality of interest between the Company's senior management and shareholders. Executive officers are encouraged to accumulate stock of the Company over time. Stock options help to retain and motivate executives, but reward executives only for overall performance which improves returns for shareholders. Each of the Company's executive officers has been granted stock options in previous years pursuant to the Company's stock option plans. No stock options were granted to executives during Fiscal Year 1997.

     Federal tax legislation enacted in 1993 would preclude public companies from taking a tax deduction for compensation over $1 million which is not "performance-based" and is paid, or otherwise taxable to persons named in the Summary Compensation Table and employed by the Company at the end of the applicable tax year. No named executive officer is likely to earn over $1 million in the near future. The Company intends to monitor executive compensation with respect to federal tax law.

     The Executive Committee has approved the Supplemental Agreements with executive officers whose benefits under the Retirement Plan would be subject to certain restrictions which apply to tax-qualified plans. The purpose of the Supplemental Agreements is to ensure that each executive officer's total retirement income benefit will equal the amounts that would have been payable under the Retirement Plan to him absent such limitations.

     Submitted by the Executive Committee and the Stock Option Committee of the Board of Directors.

Executive Committee                         Stock Option Committee
-------------------                         ----------------------
Neil H. Hightower                           Thomas D. Adams, Jr.
William H. Hightower, Jr.                   C. Ronald Barfield
George H. Hightower                         Archie H. Davis
                                            Jerry M. Williamson
                                            Dom H. Wyant

            EXECUTIVE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Executive Committee consists of Neil H. Hightower, George H. Hightower and William H. Hightower, Jr. Neil H. Hightower is an executive officer of the Company. George H. Hightower and William H. Hightower, Jr. are former executive officers of the Company.

                            STOCK PERFORMANCE GRAPH

     The following graph compares, for a five-year period ending June 28, 1997, the Company's total return to Class A shareholders (stock price increase plus dividends, divided by beginning stock price) with that of (i) Standard & Poor's 500 Composite Index and (ii) a peer group comprised of the following publicly traded textile companies:

         Burlington Industries, Inc.
         Cone Mills Corp.
         Delta Woodside Industries, Inc.
         Dixie Yarns, Inc.
         Fieldcrest Cannon, Inc.
         Galey & Lord, Inc.
         Springs Industries, Inc. (Class A)
         Texfi Industries, Inc.

        Measurement Period          Thomaston Mills,
      (Fiscal Year Covered)              Class A           S & P 500         Peer Group
1992                                           100.00             100.00             100.00
1993                                           112.52             113.63             111.17
1994                                            99.91             115.23             104.49
1995                                            72.78             145.27              95.39
1996                                            62.65             183.04             105.77
1997                                            62.16             246.32             108.74

     - ASSUMES INITIAL INVESTMENT OF $100

     - USES AVERAGE BEGINNING OF PERIOD MARKET CAPITALIZATION

     - PEER GROUP EXCLUDES THOMASTON MILLS, INC. PERFORMANCE

                          TRANSACTIONS BETWEEN COMPANY
                       AND DIRECTORS, OFFICERS AND OWNERS

     In the ordinary course of its business, the Company purchases cloth and other textile products at prevailing market prices from a variety of suppliers, including Mount Vernon Mills, Inc., which is the beneficial owner of more than 5% of the outstanding Class B Common Stock. During the last fiscal year, Company purchases from Mount Vernon Mills, Inc. amounted to approximately $5.7 million, at prices determined on the basis of arm's-length negotiations. Except as set forth above, in the last fiscal year there have been no transactions or series of similar transactions, nor are there any currently proposed transactions or series of similar transactions, exceeding $60,000, to which the Company or any of its subsidiaries was or is to be a party, with any director, director nominee, executive officer, beneficial or record shareholder owning more than 5% of the outstanding Class B Common Stock, or any member of the immediate family of any of the foregoing persons. Director nominee Dom H. Wyant is Of Counsel to the law firm of Jones, Day, Reavis & Pogue, which was retained for legal services. Director nominee C. Ronald Barfield is a partner of the law firm Adams, Barfield, Dunaway & Hankinson, which was also retained for legal services.

           APPROVAL OF THOMASTON MILLS, INC. 1997 STOCK OPTIONS PLAN
                                 (PROXY ITEM 2)

     On August 12, 1997, the Board of Directors adopted the Thomaston Mills, Inc. 1997 Stock Option Plan (the "1997 Plan"), subject to approval by the holders of the Class B Common Stock of the Company. The purpose of the 1997 Plan is to advance the interests of the Company and its shareholders by affording selected employees an opportunity to acquire or increase their proprietary interests in the Company through the grant of stock options. A summary of the 1997 Plan is set forth below and the full text of the 1997 Plan is annexed to this proxy statement as Annex A and the summary is qualified in its entirety by reference thereto.

     The 1997 Plan is administered by a committee of the Board of Directors (the "Committee"). The Committee has complete authority to interpret the 1997 Plan, subject to the express terms of the 1997 Plan. Employees of the Company or any subsidiary of the Company (approximately 2,400 as of August 27, 1997), are eligible to be selected by the Committee to receive options, which may be either "incentive stock options" intended to comply with particular provisions of the Internal Revenue Code or nonstatutory stock options. Options awarded under the 1997 Plan entitle the optionees to purchase shares of Class A and/or Class B Common Stock of the Company at 100% of the fair market value of such stock on the date the option is granted. The terms and conditions of each option are specified in a written stock option agreement between the employee and the Company.

     The maximum number of shares of Class A Common Stock and Class B Common Stock that may be issued under the 1997 Plan are 263,988 and 79,420, respectively. The number of shares that may be issued under the 1997 Plan, the number of shares covered by outstanding options, and the prices per share applicable thereto, are subject to adjustment by the Committee in the event of any merger, consolidation, recapitalization, stock split, stock dividend or similar event. In the event of any such transaction or event, the Committee may provide in substitution for any and all outstanding options such alternative consideration as it in good faith determines to be equitable under the circumstances. In the event of the dissolution or liquidation of the Company or a merger or combination in which the Company is not a surviving corporation (other than a merger or combination with a wholly owned subsidiary), unless the Committee has exercised its discretion to provide alternative consideration to optionees, each option granted under the 1997 Plan will terminate but the optionee will have the right immediately prior thereto to exercise his options to the extent it has not been exercised, without regard to any installment vesting or exercise provisions.

     The Board may at any time, upon recommendation of the Committee, terminate the 1997 Plan. The Board may also amend the 1997 Plan, provided however, that without approval of the holders of the Class B Common Stock, the Board may not adopt any amendment which would (i) increase the number of shares issuable pursuant to the 1997 Plan (except as contemplated above); (ii) materially increase the benefits accruing to participants in the 1997 Plan; or (iii) materially modify the requirements as to eligibility to participate in the 1997 Plan. Notwithstanding the foregoing, the Board may not terminate, amend or modify the 1997 Plan in any manner so as to affect the price of shares subject to an option without the consent of the optionee.

     Options are exercisable at such time or times and subject to such terms and conditions as determined by the Committee and reflected in the stock option agreement; provided that in no instance shall the exercise period for an incentive stock option exceed ten years from the date of grant of the option. The Committee has the right to accelerate the right to exercise any option granted under the plan.

     Options are exercisable upon notice of exercise and payment in full of the option exercise price in cash. In addition, to the extent provided in the stock option agreement, in lieu of cash, the optionee may deliver previously owned shares of stock having a fair market value equal to the option exercise price or a combination of cash and shares. The holder of an option does not have any of the rights of a shareholder of the Company until the exercise of the option.

     If an optionee dies or becomes disabled while employed by the Company, an option may be exercised, to the extent exercisable at the time of death or disability, by the optionee or his legatees or personal representatives within 12 months following such event. In all other events of termination of employment, the option may be exercised after such termination only to the extent provided in the stock option agreement, but in no event beyond the earlier of the expiration date of the option or twelve months from the date of termination.

     No option is transferable otherwise than by will or the laws of descent and distribution. During the lifetime of an optionee, an option is exercisable only by the optionee.

     The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the 1997 Plan based on Federal income tax laws in effect on January 1, 1997. This summary is not intended to be exhaustive and does not describe state or local tax consequences.

     In general, (i) no income will be recognized by an optionee at the time a non-qualified stock option is granted; (ii) at exercise, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise; and (iii) at sale, appreciation (or depreciation) after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.

     No income generally will be recognized by an optionee upon the grant or exercise of an incentive stock option. If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss.

     If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the option price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.

     To the extent that an optionee recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction, provided, among other things, that such income meets the test of reasonableness, is an ordinary and necessary business expense, is not disallowed under the $1 million limitation on certain executive compensation, and is not an "excess parachute payment" under the Internal Revenue Code.

     The Board of Directors recommends that the holders of Class B Common Stock approve the following resolution:

     WHEREAS, the Board of Directors has, on August 25, 1997, adopted the Thomaston Mills, Inc. 1997 Stock Option Plan, IT IS HEREBY RESOLVED, that the action of said Board and the adoption of the Thomaston Mills, Inc. 1997 Stock Option Plan is hereby approved, ratified and confirmed.

     Approval of the Plan requires the affirmative vote of the holders of at least a majority of the shares of Class B Common Stock represented at the meeting.

          APPROVAL OF SELECTION OF INDEPENDENT AUDITORS (PROXY ITEM 3)

     The Board of Directors of the Company has selected Ernst & Young LLP, certified public accountants, to serve as independent auditors for the ensuing fiscal year, subject to ratification by the Company's shareholders.

     A representative of Ernst & Young LLP is expected to be present at the shareholders' meeting and have the opportunity to make a statement if he so desires. Such representative will be available to respond to appropriate questions.

     Except in its capacity as independent auditors, Ernst & Young LLP has no direct or indirect financial interest in the Company and has not had any such interest during the past three years.

     The Audit Committee of the Board of Directors approved all of the non-audit services provided by Ernst & Young LLP and believes they have no effect on audit independence.

           SHAREHOLDERS ENTITLED TO VOTE AND VOTE REQUIRED FOR ACTION

     Only shareholders of record of Class B Common Stock at the close of business on August 21,1997 will be entitled to vote at the meeting. Each shareholder of record on the record date is entitled to one vote for each share of Class B Common Stock of the Company held by him. With respect to each of the proposals to be presented at the Annual Meeting of Shareholders and with respect to the election of the eleven nominees for director, a majority of the votes represented at the meeting will be required for approval. Under the Company's Bylaws, properly executed proxies either marked "abstain" or held in "street name" by brokers that are not voted on one or more particular matters (if otherwise voted on at least one matter) will be counted for purposes of determining whether a quorum has been achieved at the Annual Meeting but will not be treated as either a vote for or a vote against any of the matters to which such abstention or broker non-vote applies.

     The Company has 4,909,630 shares of Class A Common Stock outstanding as of August 21, 1997. The Class A Common Stock has no voting rights except as may otherwise be required by law. No action involving such voting rights is expected to be proposed at the Annual Meeting to be held on October 2, 1997.

                            SHAREHOLDERS' PROPOSALS

     Shareholders' proposals intended for inclusion in next year's proxy statement should be sent to the Secretary of the Company, P.O. Box 311, Thomaston, Georgia 30286 and must be received by April 28, 1998.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The management does not know of any matter other than those referred to in the accompanying notice of the Annual Meeting of Shareholders which is to come before the meeting. As to any other matters or proposals that may legally come before the meeting, it is the intention of the persons named as attorneys in the proxy to vote said proxy in accordance with their best judgment.

     THE DIRECTORS AND MANAGEMENT RECOMMEND A VOTE FOR THE ELECTION OF THE ELEVEN NOMINEES AS DIRECTORS; FOR APPROVAL OF THE 1997 STOCK OPTION PLAN; AND FOR RATIFYING THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE COMPANY.

     IF YOU DO NOT PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY.

                                                                         ANNEX A

                             THOMASTON MILLS, INC.

                             1997 STOCK OPTION PLAN

                                   ARTICLE I

                                  DEFINITIONS

     1.1 Defined Terms. As used herein, the following terms have the meanings hereinafter set forth unless the contract clearly indicates to the contrary:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

          (c) "Committee" shall mean a Committee designated by the Board, each member of which shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended.

          (d) "Common Stock" shall mean either the Class "A" common stock of the Company, par value $1.00, the Class "B" common stock of the Company, par value $1.00, or both, as the context may require.

          (e) "Company" shall mean Thomaston Mills, Inc., a Georgia corporation.

          (f) "Disabled Person" shall mean an employee of the Company who, as determined by a licensed physician acceptable to the Committee and evidenced by a certificate to the Company, is completely unable to engage in his regular occupation or service to the Company; provided, however, that the determination of the Committee in its sole discretion as to the classification of an employee as a Disabled Person shall be final.

          (g) "Fair Market Value" shall mean the fair market value of the Stock as determined by the Committee for the date in question. If at the date any such Option is granted, a public market shall exist for the Shares but such Shares are not trading on a national securities exchange in the United States, then, if the Shares are listed on the National Market List by the National Association of Securities Dealers, Inc. (the "NASD"), the fair market value per Share shall not be less than the last sale price for such Shares reflected on said market list for the date of the granting of such Option, and if the Shares are not listed on the National Market List of the NASD, then the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the bid and asked quotations in the over-the-counter market for such Shares on the date of the granting of such Option. If there is no bid and asked quotation for such Shares on the date of the granting of such Option, the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the bid and asked quotations in the over-the-counter market for such Shares on the closest date preceding said date. If the Shares are trading on a national securities exchange in the United States on the date of the granting of such Option, the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the high and low prices at which the Shares shall have been sold on such national securities exchange on the date of the granting of such Option. If the Shares are trading on a national securities exchange in the United States on the date of the granting of the Option but no sales of Shares occurred thereon on the date of the granting of the Option, the fair market value per Share shall be not less than one hundred percent (100%) of the mean between the high and low prices for such Shares on the closest date preceding the said date of the granting of the Option. If the Shares are traded on more than one national securities exchange in the United States on the date of the granting of such Option, the Committee shall determine the principal national securities exchange for the purpose of determining the fair market value per Share.

          (h) "Incentive Stock Option" shall mean an option to purchase any stock of the Company or any of its Subsidiaries which complies with and is subject to the terms, limitations, and conditions of Section 422 of the Code and any regulations promulgated with respect thereto.

          (i) "Nonstatutory Stock Option" shall mean an option to purchase any stock of the Company or any of its Subsidiaries which does not qualify for treatment as an Incentive Stock Option under Section 422 of the Code.

          (j) "Option" shall mean either an Incentive Stock Option or a Nonstatutory Stock Option, granted pursuant to the provisions of Article VI hereof.

          (k) "Optionee" shall mean a person to whom an Option has been granted hereunder.

          (l) "Plan" shall mean the Thomaston Mills, Inc. 1997 Stock Option Plan, the terms of which are set forth herein.

          (m) "Predecessor" shall mean any corporation coming within the definition of the term "predecessor corporation" contained in Treasury Regulations promulgated under Section 422 of the Code.

          (n) "Stock" or "Shares" shall mean the Common Stock of the Company or, in the event that the outstanding shares are of a different stock or securities of the Company or some other corporation, such other stock or securities.

          (o) "Stock Option Agreement" shall mean a written document evidencing a Stock Option grant by the Company to the Optionee under which the Optionee may purchase Stock under the Plan.

          (p) "Subsidiary" shall mean any corporation coming within the definition of the term "subsidiary corporation" contained in Section 424(f) of the Code.

                                   ARTICLE II

                                    THE PLAN

     2.1 Name. This Plan shall be known as the "Thomaston Mills, Inc. 1997 Stock Option Plan."

     2.2 Purpose. The purpose of the Plan is to advance the interests of the Company, its Subsidiaries and its shareholders by affording selected employees of the Company and its subsidiaries an opportunity to acquire or increase their proprietary interests in the Company by granting such persons Options to purchase Stock in the Company, so that Optionees will be provided with an incentive to achieve the Company's objectives through participation in its success and growth, and so that Optionees will be encouraged to continue their employment with or service to the Company or its Subsidiaries.

     2.3 Effective Date. The Plan shall become effective on August 25, 1997, provided, however, that if the Plan is not approved by the holders of a majority of the shares of Stock of the Company represented at a meeting and entitled to vote thereon within twelve (12) months before or after the date on which the Plan is adopted by the Board, the Plan and any Options granted thereunder shall terminate and become null and void.

     2.4 Termination Date. Subject to Section 2.3, the Plan shall terminate and no further Options shall be granted hereunder upon the tenth (10th) anniversary of the date on which the Plan is adopted by the Board or the date on which the Plan is approved by the Company's shareholders, whichever first occurs.

                                  ARTICLE III

                                  PARTICIPANTS

     Employees, including, without limitation, executive personnel and other officers (including, without limitation, officers who are also directors) of the Company or its Subsidiaries, shall be eligible for selection as participants in the Plan. Directors who are not employees shall not be eligible for selection as participants in the Plan. The Committee may grant Options to any eligible employee as it may determine from time to time, subject to the approved of the Board.

                                   ARTICLE IV

                                 ADMINISTRATION

     4.1 Duties and Powers of the Committee. The Plan shall be administered by the Committee. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it may deem necessary. Subject to the express provisions of the Plan, the Committee shall have the discretion and authority to determine to whom from among the eligible employees an Option will be granted, the time or times at which each Option may be exercised, the number of shares of Stock subject to each Option and the terms and conditions of each Stock Option Agreement. Subject to the express provisions of the Plan, the grant of an Option by the Committee shall be final, and shall not be the subject of approval by any other party. Subject to the express provisions of the Plan, the Committee shall also have complete authority to interpret the Plan, to prescribe, amend and rescind rules and requirements relating to it, to determine the details and provisions of each Stock Option Agreement, and to make all other determinations necessary or advisable in the administration of the Plan, including, without limitation, the amending or altering of the Plan and any Options granted hereunder as may be required to comply or conform to any federal, state, or local laws or regulations. No member of the Committee shall be liable to any person for any action or determination made in good faith with respect to the Plan or any Option granted hereunder. The determination of the Committee on the matters referred to in this Section shall be conclusive.

     4.2 Majority Rule. A majority of the members of the Committee shall constitute a quorum, and any action taken by a majority at a meeting at which a quorum is present or any action taken without a meeting evidenced by a writing executed by all members of the Committee shall constitute the action of the Committee.

                                   ARTICLE V

                        SHARES OF STOCK SUBJECT TO PLAN

     5.1 Limitations.  Subject to adjustments pursuant to the provisions of
Section 5.2 hereof, the maximum number of shares of Class "A" Stock which may be issued and sold hereunder shall not exceed 263,988 shares and the maximum number of shares of Class "B" Stock which may be issued and sold hereunder shall not exceed 79,420 shares. Shares subject to an Option may be either authorized but unissued shares or shares issued and reacquired by the Company; provided, however, that shares of Stock with respect to which an

Option has been exercised shall not again be available for option hereunder. If outstanding Options granted hereunder shall terminate or expire for any reason without being wholly exercised, the shares of Stock allocable to any unexercised portion of such Option may be again subjected to an Option granted under the Plan.

     5.2 Antidilution. In the event that the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination of shares, stock split and reverse split, stock dividend, split-up, split-off, spin-off, exchange of shares, issuance of rights to subscribe or change in capital structure:

          (a) The aggregate number and kind of shares of Stock on which Options may be granted hereunder shall be adjusted appropriately; and

          (b) The rights under outstanding Options granted hereunder, both as to the manner of subject shares and the Option price, shall be adjusted appropriately acting in good faith.

     The foregoing adjustments and the manner of application thereof shall be determined solely by the Committee acting in good faith, and any such adjustment may provide for the elimination of fractional share interests. Moreover, in the event of any such transaction or event, the Committee may provide in substitution for any and all outstanding Options such alternative consideration as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. The adjustments required under this Article shall apply to any successor or successors of the Company and shall be made regardless of the number or type of successive events requiring adjustments hereunder.

     In the event of dissolution or liquidation of the Company or any merger or combination in which the Company is not a surviving corporation (except a merger or combination with a corporation wholly owned or controlled by the Company or its stockholders), if the Committee does not exercise its discretion to provide alternative consideration to Optionees pursuant to the preceding paragraph of this Section 5.2, each outstanding Option granted hereunder shall terminate, but the Optionee shall have the right, immediately prior to such dissolution, liquidation, merger or combination to exercise his Option, in whole or in part, to the extent that it shall not have been exercised, without regard to any installment vesting or exercise provisions.

                                   ARTICLE VI

                                    OPTIONS

     6.1 Option Grant. Each Option granted hereunder shall be evidenced by minutes of a meeting or the written consent of the Committee, and by a written document evidencing such Stock Option grant dated as of the date of grant and executed by the Company. As to each grant hereunder, the terms of the Option, including the Option's duration, time or times of exercise, and exercise price shall be stated in such document (hereinafter referred to as the "Stock Option Agreement"). The Stock Option Agreement shall clearly identify whether the Options granted are Incentive Stock Options or Nonstatutory Stock Options. If an Incentive Stock Option and a Nonstatutory Stock Option are issued together, the right of the Optionee to exercise or surrender one such Option shall not be conditioned on his or her surrender of, or failure to exercise, the other Option. The terms and conditions of the Option shall be consistent with the Plan. Options may be either for shares of Class A Common Stock or Class B Common Stock or for shares of both classes.

     6.2 Optionee Limitation. The Committee shall not grant an Incentive Stock Option to any person if at the time the Incentive Stock Option would be granted, such person is not an employee of the Company or any of its Subsidiaries.

     6.3 Additional Limitations. (a) The Committee shall not grant an Incentive Stock Option to any person who, at the time the Option would be granted, owns or is considered to own stock representing ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries; provided, however, that this limitation shall not apply if at the time an Option would be granted, the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Option and such Option by its terms would not be exercisable after five (5) years from the date on which the Option is granted. For purposes of the immediately preceding sentence, a person shall be considered to own (i) the stock owned directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors and lineal descendents; and (ii) the stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust in proportion to such person's stock interest, partnership interest or beneficial interest therein.

     (b) To the extent that the aggregate Fair Market Value of Stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 6.3(b), the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock is granted.

     (c) Notwithstanding any other provision of the Plan, the maximum number of Shares for which Options may be granted in the aggregate to any one Optionee under the Plan in any calendar year shall not exceed 88,000 shares of Class "A" Common Stock and 27,000 shares of Class "B" Common Stock.

     6.4 Option Price. The per share Option Price of the Stock subject to each Incentive Stock Option shall be equal to the Fair Market Value of the Stock on the date the Option is granted. The per share Option Price of the Stock subject to each Nonstatutory Stock Option shall be equal to the Fair Market Value of the Stock on the date the Option is granted.

     6.5 Exercise Period. The period of the exercise of such Option shall be determined by the Committee, but in no instance shall the exercise period for an Incentive Stock Option exceed ten (10) years from the date of the grant of the Option. The Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     6.6 Option Exercise. Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and reflected in the Stock Option Agreement. The Committee shall have the authority in its sole discretion to prescribe in any Stock Option Agreement that the Option may be exercised in installments during the term of the Option.

          (a) An Option may be exercised at any time or from time to time during the term of the Option as to any or all full shares which have become purchasable under the provisions of the Option, but not at any time as to fewer than twenty-five (25) shares. The Option price is to be paid in full in cash upon the exercise of the Option and the Company shall not be required to deliver certificates for such shares until such payment has been made; provided, however, that in lieu of cash, an Optionee may, to the extent permitted by the Stock Option Agreement at the date of grant, exercise his Option in whole or in part, by tendering to the Company shares of Stock owned by him and having a Fair Market Value equal to the Option price applicable to his Option, or a combination of cash and said shares. The holder of an Option shall not have any of the rights of a stockholder with respect to the shares of Stock subject to the Option until such shares have been issued or transferred to him upon the exercise of his Option.

          (b) An Option shall be exercised by written notice of exercise of the Option with respect to a specified number of shares of Stock delivered to the Company at its principal office, together with payment in full to the Company in accordance with Section 6.6(a) at its principal office of the amount of the Option price for the number of shares of Stock with respect to which the Option is then being exercised. In addition to and at the time of payment of the Option price, the Optionee shall pay to the Company in cash the full amount of any federal and state withholding or other employment taxes required by any government to be withheld or otherwise deducted and paid by the Company in respect of such exercise or disposition. In lieu thereof, at the discretion of the Company, the Company shall have the right to withhold the amount of such taxes from any other sums due or to become due from the Company to the Optionee, upon such terms and conditions as the Committee shall prescribe.

     6.7 Nontransferability of Option. No Option shall be transferred by an Optionee otherwise than by will or the laws of descent and distribution. During the lifetime of an Optionee, his Option shall be exercisable only by him.

     6.8 Termination of Service. Except as otherwise provided in Section 6.9 hereof, in the event of termination of the employment of an Optionee by the Company (or, if applicable, a Subsidiary of the Company) for any reason, including retirement, any Option held by him to the extent not theretofore exercised, shall forthwith terminate unless the Committee, in its sole discretion, provides in the Stock Option Agreement that the Option shall be exercisable after such termination (but only to the extent of the number of shares with respect to which the Option may be exercised at the date of his termination of employment), and, provided further, that in no event shall any Stock Option Agreement provide for the extension of the period during which the Option may be exercised beyond earlier of (i) the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement, or
(ii) twelve (12) months from the date of termination.

     A termination of employment shall not be deemed to occur by reason of (i) transfer of an employee from employment by the Company to employment by a Subsidiary or (ii) transfer of an employee by a Subsidiary of the Company to employment by the Company or another Subsidiary of the Company. Nothing in the Plan or in any Option shall confer on any person any right to continue in the employ of the Company or any of its Subsidiaries, or the right to continue to serve as a director of the Company, or shall interfere in any way with any right the Company or any of its Subsidiaries may have to terminate his employment or his service as a director at any time.

     6.9 Death or Disability of Holder of Option. In the event any person dies or becomes a Disabled Person while he is an employee of the Company, any Option granted pursuant to the Plan held by him may be exercised (but only to the extent of the number of shares with respect to which the Option may be exercised at the time of his disability or death) by him or his legatee or legatees under his will, or by his personal representative or distributees, within twelve (12) months following the date of his termination of employment due to his disability or death, or such shorter period as may be specified in the Stock Option Agreement, but in no such event after the expiration of the period of exercisability of such Option as specified in the Stock Option Agreement.

     If an Option granted hereunder shall be exercised by the legal representative of a deceased, disabled or former employee or by a person who acquired an Option granted hereunder by bequest or inheritance or by reason of the death or disability of any employee or former employee, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

                                  ARTICLE VII

                               STOCK CERTIFICATES

     The Company shall not be required to issue or deliver any certificate for shares of Stock purchased upon the exercise of any Option granted hereunder or any portion thereof, prior to fulfillment of all of the foregoing conditions:

          (a) The admission of such shares to listing on all stock exchanges on which the Stock is then listed;

          (b) The completion of any registration or other qualification of such shares under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall in its discretion deem necessary or advisable; and

          (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Committee shall in its sole discretion determine to be necessary or advisable.

                                  ARTICLE VIII

                            PURCHASE FOR INVESTMENT

     Except as hereafter provided, the Board may require as a condition of issuance of any Shares pursuant to this Plan that the holder of an Option granted hereunder shall, upon any exercise thereof, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such holder represents and warrants that such holder is purchasing or acquiring the Shares acquired thereunder for such holder's own account, for investment only and not with a view to the resale or distribution thereof, and agrees that any subsequent resale or distribution of any such Shares shall be made only pursuant to either (a) a Registration Statement on the appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, prior to any sale or offer of sale of such Shares, if required by the Company, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current.

                                   ARTICLE IX

                                    LEGENDS

     The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted hereunder, and the Committee may issue such "stop transfer" instructions to its transfer agent in respect of such Shares, as the Committee, in its discretion, determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of any agreement between the Company and the Optionee or grantee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, as described in Section 421(b) of the Code, of Shares transferred upon the exercise of an Incentive Stock Option granted under the Plan.

                                   ARTICLE X

                TERMINATION, AMENDMENT AND MODIFICATION OF PLAN

     The Board may at any time, upon recommendation of the Committee and notwithstanding Section 2.4 hereof, terminate the Plan, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however that the Board, without approval of the shareholders of the Company, may not adopt any amendment to the Plan if the amendment would:

          (a) Increase the total number of shares of Stock which may be issued pursuant to the Plan except as contemplated in Section 5.2 hereof;

          (b) Materially increase the benefits accruing to participants in the Plan; or

          (c) Materially modify the requirements as to the eligibility for participation in the Plan.

     Except as set forth in Section 5.2, the Board shall not terminate, amend or modify the Plan in any manner so as to affect the price of the shares of Stock purchasable pursuant to any Option theretofore granted under the Plan without the consent of the Optionee or transferee of the Option.

                                   ARTICLE XI

                    RELATIONSHIP TO OTHER COMPENSATION PLANS

     The adoption of the Plan shall not affect any other stock option, incentive or other compensation plans in effect for the Company or any of its Subsidiaries, nor shall the adoption of the Plan preclude the Company or any of its Subsidiaries from establishing any other forms of incentive or other compensation for employees of such corporations.

                                  ARTICLE XII

                                 MISCELLANEOUS

     12.1 Plan Binding on Successors. The Plan shall be binding upon the successors and assigns of the Company.

     12.2 Number and Gender. Whenever used herein, nouns in the singular shall include the plural, and the masculine pronoun shall include the female gender.

     12.3 Headings. Headings of articles and paragraphs hereof are inserted for convenience and reference only and constitute no part of the Plan.

     12.4 Applicable Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of Georgia.

                                                                     APPENDIX

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE




                   ----------------------------------------
                            THOMASTON MILLS, INC.
                   ----------------------------------------


RECORD DATE SHARES:

Please be sure to sign and date this Proxy.  Date
                                                 -----------------------

Shareholder sign here                   Co-owner sign here
                     -------------------                  --------------

DETACH CARD



                                                             For All            With-          For All
1.  Election of Directors.                                  Nominees            hold           Except

    THOMAS D. ADAMS, JR.        ROSSER R. RAINES             /  /               /  /            /  /
    C. RONALD BARFIELD          NEIL H. HIGHTOWER
    H. STEWART DAVIS            GEORGE H. HIGHTOWER, JR.
    WILLIAM H. HIGHTOWER, JR.   DR. JERRY M. WILLIAMSON
    GEORGE H. HIGHTOWER         DOM H. WYANT
    ARCHIE H. DAVIS


    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee's(s') name(s). Your shares will be voted for the remaining nominee(s).

                                                              For              Against          Abstain

2.  To approve the 1997 Stock Option Plan.                    / /                / /              / /


3.  To approve the selection of Ernst & Young LLP as the
    independent auditors of the corporation.                  / /                / /              / /


4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    Mark box at right if an address change or comment has been noted on the
    reverse side of this card.                                                                    / /

                                                                                             DETACH CARD

                            THOMASTON MILLS, INC.
                             115 EAST MAIN STREET
                    P.O. BOX 311, THOMASTON, GEORGIA 30286

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Neil H. Hightower and George H. Hightower, Sr. as Proxies, or either of them, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class B Stock of Thomaston Mills, Inc. held of record by the undersigned on August 21, 1997 at the annual meeting of shareholders to be held on October 2, 1997 or any adjournment thereof, at the Employee Relations Office, 207 East Gordon Street, Thomaston, Georgia 30286.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

               MANAGEMENT RECOMMENDS A VOTE FOR ALL PROPOSALS.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
                                  ENVELOPE.

Please sign exactly as your name(s) appear(s) on the reverse side of this card. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, admnistrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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